UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2016

TIDELANDS ROYALTY TRUST “B”

(Exact name of registrant as specified in its charter)

Commission File Number: 000-08677

Texas	75-6007863
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

c/o The Corporate Trustee: Southwest Bank, 2911 Turtle Creek Blvd., Suite 850, Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

(855) 588-7839

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 20, 2016, Tidelands Royalty Trust “B” issued a press release announcing that a quarterly cash distribution to unitholders would not be made on July 14, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2. of Form 8-K, the information contained herein shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 20, 2016 issued by Tidelands Royalty Trust “B”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDELANDS ROYALTY TRUST “B”

Date: June 20, 2016	By: Southwest Bank
(in its capacity as Corporate Trustee
of Tidelands Royalty Trust “B” and not
in its individual capacity or otherwise)

	By:	/s/ Ron Hooper
Ron Hooper
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 20, 2016 issued by Tidelands Royalty Trust “B”